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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 27, 1995



                             TERRA INDUSTRIES INC.
            (Exact name of registrant as specified in its charter)



             MARYLAND                      1-8520               52-1145429
(State or other jurisdiction of        (Commission File      (I.R.S. Employer
incorporation or organization)             Number)           Identification No.)


           TERRA CENTRE
         600 FOURTH STREET
           P.O. BOX 6000
         SIOUX CITY, IOWA                               51102-6000
(Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code:  (712) 277-1340



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ITEM 5. Other Events.
        ------------

          On March 27, 1995, Terra Industries Inc. issued the press release contained in Exhibit 1 hereto, which is incorporated by reference herein.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                        TERRA INDUSTRIES INC.



                                            By: /S/ FRANCIS G. MEYER
                                                --------------------------------
                                                Francis G. Meyer
                                                Vice President and Chief
                                                  Financial Officer

Date:  March 29, 1995




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                                                                       Exhibit 1
[LOGO OF TERRA]                                            Terra Industries Inc.
                                                               600 Fourth Street
                                                                   P.O. Box 6000
                                                       Sioux City, IA 51102-6000
                                                       Telephone: (712) 277-1340
                                                         Telefax: (712) 233-3648
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News Release
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For Immediate Release                                  Contact:  Paula C. Norton
                                                                  (712) 277-5438


            TERRA INDUSTRIES PROPOSES TO ACQUIRE SENIOR PREFERENCE
                     UNITS OF TERRA NITROGEN COMPANY, L.P.

Sioux City, Iowa (March 27, 1995) - Terra Industries Inc. (NYSE ticker symbol:
TRA) today announced a proposal to acquire all of the senior preference units in Terra Nitrogen Company, L.P. (TNCLP, with NYSE ticker symbol: TNH) for $30.00 per unit. The units were originally issued to the public for $21.50 in December 1991. Friday's closing price for the units was $27.50. Terra acquired 60% of the limited partnership on October 20, 1994 with its acquisition of Agricultural Minerals and Chemicals, Inc.; the remaining 40% is publicly traded and the subject of this proposal.

It is anticipated that Terra Nitrogen Corporation, the corporate general partner of TNCLP, will establish a committee of independent directors to represent the interests of the senior preference unitholders and to determine the adequacy of the proposal. The independent directors have indicated that they expect to retain the services of Donaldson, Lufkin & Jenrette Securities Corporation to advise them on these issues.

Terra will finance the purchase by issuing additional debt. The purchase is subject to the approval of both the committee of independent directors and a majority of the outstanding senior preference units not held by Terra or its affiliates. To consummate the proposal, Terra would merge a new, wholly owned subsidiary into TNCLP, which will eliminate the public interest in the partnership, with senior preference unitholders receiving the offer price for each unit.

Terra Industries Inc., with 1994 revenues over $1.6 billion, is a leading marketer and producer of nitrogen fertilizer, crop protection products, seed and services for agricultural, turf, ornamental and other growers. Terra also produces nitrogen products and methanol for industrial customers.

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